Atlantic Security, Inc.
                                  Term Sheet
                                3rd June 2004

Issuer:	Atlantic Security, Inc. ("Atlantic" or the "Company"), a corporation existing under the laws of the state of Florida

Investor:  Citywide Management Ltd
           556 Hunkins Waterfront Plaza, Nevis, West Indies

Offering Size:	US $5,000,000 (five million US dollars).

Type of Security:	Common Shares.

Price per Share:        Seventy percent (70%) of the average closing bid price
                        of the stock, as reported by Bloomberg for the ten (10) trading days immediately preceding the closing day

Use of Proceeds:	Working capital.

Subscription Agreement: There will be five separate Supscription Agreements, each for $1,000,000. The terms of each Subscription Agreement are attached as Exhibt A.

Warrant: As compensation to the investor for the commitment to invest US $5,000,000, in five(5) tranches of US$1,000,000 the company will issue the investor a warrant to acquire one million Common Shares on or before June 30, 2007, exercisable in tranches of 50,000 (fifty thousand) shares at the lesser of the initial closing price or Seventy percent (70%) of the average closing bid price of the stock, as reported by Bloomberg for the ten (10) trading days immediately preceding the exercise day


Assignable              The investor retains the right to assign some or all
                        of thie Financing Agreemen to other "Accredited
                        Investors" as defined under Rule 501(a) of Regulation
                        D of the Securities Exchange Act of 1933.

Commencement date.	This Offering shall succeed the existing  Subscription
                        Agreement dated 23rd March 2003 between the company and the investor and shall commence on the fortieth day subsequent to the final closing of the share purchase contemplated in the agreement of 23rd
                        March 2003

Closings:               The Company expects to hold five rolling closings of
                        this Offering. Each subsequent closing will take place on the first United States business day that is 42 (forty two) days subsequent to the previous closing, or in such shorter period as to be mutually agreed by the company and the investor.

Hold Period:            Atlantic is a foreign private issuer under US
                        securities laws. As such, under Reg S, Rule 903, if Atlantic issues securities to an offshore investor
                        (not a US Person), under applicable US law, Atlantic must ensure that steps are taken so that the securities are not resold into the US until the expiration of a 40 day distribution compliance period.
                        In addition, the laws of the jurisdiction of residence of the subscriber may impose hold periods which differ from US requirements.



Entire Agreement        This Financing Agreement, together with Exhibit A and
                        Exhibit B shall constitute the entire Agreement.

Citywide Management Ltd.
/s/ Charlotte Artus
--------------------
Director
For and on behalf of
Citywide Management Ltd
556 Hunkins Waterfront Plaza, Nevis, West Indies

EXHIBIT A
---------

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Outside North America)

Personal & Confidential

TO:		Atlantic Security Inc

Purchase of Securities

1.		Subscription

1.1		The undersigned (the "Subscriber") hereby irrevocably
subscribes for and agrees to purchase (such subscription and agreement to purchase being the "Subscription") on the basis of the representations and warranties and subject to the terms and conditions set forth herein, that number of common shares (the Shares) being referred to herein as ("Securities") in the capital of the Company set out above the Subscriber's name in the delivery instructions at the price per share that is 70% (seventy percent) of the average closing bid price of the shares, as reported by Bloomberg, for the preceding 10 (Ten) trading days immediately prior to the closing. (Subscription Price").

1.2		The Company hereby irrevocably agrees to sell, on the basis
of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber that number of shares set out above the Subscriber's name as set out in the delivery instructions, at the Subscription Price.

1.3		Subject to the terms hereof, the Subscription will be
effective upon its acceptance by the Company.

2.		Payment

2.1		The Subscription Price shall be paid by certified cheque or
bank draft made payable to the Company in immediately available funds.
Such certified cheque or bank draft must accompany this Subscription for delivery at Closing, or the Subscription Money may be immediately wired to the Company according to the wire instructions provided by the Company.

3.		Undertaking and Direction

3.1		The Subscriber must complete, sign and return along with
two (2) executed copies of this Agreement to the Company with respect to registration and delivery instructions..

3.2		The Subscriber shall complete, sign and return to the
Company as soon as possible on request by the Company any documents, questionnaires, acknowledgements, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.		Closing

4.1		Closing of the offering (the "Closing") shall occur no
later than the fortieth day subsequent to the final closing of the financing agreement dated 23rd March 2003 or on such other date as may be mutually agreed to by the Subscriber and the Company (the "Closing Date").

5.		Acknowledgements of Subscriber

5.1		The Subscriber acknowledges and agrees that:

(a)	the Securities have not been registered under the 1933 Act,
or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S.
Persons, as that term is defined in Regulation S promulgated under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the decision to execute this Agreement and purchase the
Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company , and such decision is based entirely upon a review of information
(the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record") including the Company's audited financial statements, together with the related schedules and notes, for the year ending
___________________;

(c )   the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement and in the questionnaires and undertakings attached as schedules to this Agreement, and the Subscriber will hold harmless each of the Agents and the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or such questionnaires and undertakings;

(d)	by execution hereof the Subscriber has waived the need for
the Company to communicate the Company's acceptance of the purchase of the Securities pursuant to this Agreement;

(e)	it will indemnify and hold harmless the Company and, where
applicable, their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(f)	the issuance and sale of the Securities to the Subscriber
will not be completed if acceptance of the Subscription would be unlawful or if, in the discretion of the Company, acting reasonably, acceptance is not in the best interests of the Company;

(g)	it has been advised to consult its own legal, tax and other
advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and neither the Agents nor the Company is in any way responsible except with regard to the Company's obligations arising from section 7 of this Agreement) for compliance with applicable resale restrictions;

(h)	the Securities are not listed on any stock exchange or
subject to quotation except that the Shares currently are listed on the National Association of Securities Dealers, Inc. Automated Quotation System OTC Bulletin Board Market, and no representation has been made to the Subscriber that the Securities will become listed on any other stock exchange or subject to quotation on any other quotation system;

(i)	the Subscriber is not resident in Canada nor the United
States and is not purchasing the Securities for such residents;

(j)	no securities commission or similar regulatory authority
has reviewed or passed on the merits of the Securities;

(k)	there is no government or other insurance covering the
Securities;

(l)	there are risks associated with the purchase of the
Securities;

(m)	there are restrictions on the Subscriber's ability to
resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(n) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under The
Act

(o)	this Agreement is not enforceable by the Subscriber unless
it has been accepted by the Company.

6.		Representations, Warranties and Covenants of the Subscriber

6.1		The Subscriber hereby represents and warrants to and
covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber and any beneficial purchaser for whom it is
acting are resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the delivery instructions of this Subscription;

(b)	the Subscriber has the legal capacity and competence to
enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(c)	the entering into of this Subscription and the transactions
contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this
Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(e)	it understands and agrees that none of the Securities has
been registered under the 1933 Act, and they may not be sold under U.S. law except as permitted in paragraph 6.1(g) below;

(f)	it is purchasing the Securities for its own account or for
an account with respect to which it exercises sole investment discretion, and that it or such account is an accredited investor as that term is defined in Rule 501 under the 1933 Act (an "Institutional Accredited Investor") acquiring the Securities for investment purposes and not for distribution;

(g)	it understands and agrees (i) that the Securities are being
offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and under Rule
144 under the 1933 Act ("Rule 144") (ii) that (A) if within the 40 day period after the date of original issuance of the Securities, or if within three months after it ceases to be an affiliate (within the meaning of Rule 144) of the Company, it decides to resell, pledge or otherwise transfer any of the Shares on which the legend as set forth below appears, such Shares may be resold, pledged or transferred only (1) to the Company, (2) so long as the Shares are eligible for resale pursuant to Rule 144A under the 1933
Act ("Rule 144A"), to a person whom the seller reasonably believes is a qualified institutional investor buyer
("QIB") as that term is defined in Rule 144A(a)(1) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Shares), (3) in an offshore transaction in accordance with Regulation S (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Shares), (4) to an Institutional Accredited Investor (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Shares) who has certified to the Company that such transferee is an Institutional Accredited
Investor and is acquiring such security for investment purposes and not for distribution, (5) pursuant to an exemption from registration provided by Rule 144 (if applicable) under the 1933 Act, (6) in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company, or (7) pursuant to an effective registration statement under the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States, (B) the purchaser will, and each subsequent holder is required to, notify any purchaser of the Shares from it of the resale restrictions referred to in clause (A) above, if then applicable, and
(C) with respect to any transfer of the Shares by an Institutional Accredited Investor, such holder will deliver to the Company such certificates and other information as it may reasonably require to confirm that the transfer by it complies with the restrictions set forth in this paragraph 6.1(g);

(h)	it understands and agrees that the notification requirement
referred to in paragraph 6.1(g) above will be satisfied by virtue of the fact that the legend set out below will be placed on the Shares unless otherwise agreed by the Company.

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE
"1933 ACT").  THE HOLDER HEREOF, BY PURCHASING THIS
SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT
THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED TO A U.S. PERSON EXCEPT AFTER THE EXPIRY
OF A 40 DAY DISTRIBUTION COMPLIANCE PERIOD AS
PRESCRIBED IN REGULATION S."

(i)	it (i) is able to fend for itself in the Subscription; (ii)
has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(j)	it understands and agrees that the legend referred to in
paragraph 6.1(i) above shall not be removed from any Shares purchased by it pursuant to this Subscription unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in one of the states of the United States of America, as may be reasonably required by the Company, that such Shares are not "restricted" within the meaning of Rule
144;

(k)	if it is acquiring the Securities as a fiduciary or agent
for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(l)	it understands and agrees that the Company and others will
rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(m)	the Subscriber is not aware of any advertisement of any of
the Securities;

(n)	in purchasing the Securities the Subscriber has complied
with all securities laws of its jurisdiction of residence and warrants that the sale of the Securities by the Company is in full compliance with such laws, and the Subscriber will make all filings necessary in such jurisdiction to ensure the Company complies with securities laws of such jurisdiction; and

(o)	no person has made to the Subscriber any written or oral
representations:

(i)	that any person will resell or repurchase any of the
Securities;

(ii)	that any person will refund the purchase price of any
of the Securities; or

(iii)	as to the future price or value of any of the
Securities.

6.2		In this Subscription, the term "U.S. Person" shall have the
meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United
States.

7.		Representations and Warranties of the Company

7.1		The Company acknowledges and agrees that the Subscriber is
entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that the Subscriber will be relying upon such representations and warranties in purchasing the Securities.

7.2		The Company warrants that the Public Record fairly
represents the status of the Company as at the dates indicated in the Public Record.

8.		Acknowledgement and Waiver

8.1		The Subscriber has acknowledged that the decision to
purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages (other than as expressly described herein).

9.		Costs

9.1		The Subscriber acknowledges and agrees that all costs and
expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

10.		Governing Law

10.1		This Subscription Agreement is governed by the Securities
and Exchange Commission Act of 1933 (As Amended) of 1933
(The Act). The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the state of Florida

11.		Survival

11.1		This Subscription, including without limitation the
representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Company and any subsequent disposition by the Subscriber of the Shares.

12.		Assignment

12.1		This Subscription is  transferable or assignable.

13.		Execution

13.1		The Company shall be entitled to rely on delivery by
facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

14.		Severability

14.1		The invalidity or unenforceability of any particular
provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

15.		Termination

15.1		If, prior to Closing, the company determine for valid cause
to terminate this Subscription Agreement, this Agreement and the obligations of the parties hereto are deemed to have terminated as at the effective date of such termination.

16.		Entire Agreement

16.1		Except as expressly provided in this Agreement and in the
agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Agents, the Subscriber or by anyone else.

17.		Notices and Counterparts

17.1		All notices and other communications hereunder shall be in
writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the delivery instructions;
notices to the Company shall be directed to it at _______________________________________________ , attention of The President;

17.2		This Agreement may be executed in any number of
counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.


Number of Shares
to be purchased at U.S.$______ each:__________________

Total purchase price: U.S.$ 1,000,000

DELIVERY INSTRUCTIONS

1.	Delivery - please deliver the Share certificate(s) to:

________________________________________________________________________

________________________________________________________________________

2.	Registration - registration of the Share certificates which are to be delivered at Closing should be made as follows:

	Citywide  Management Services
	38 Hartford Street, London W1J 7SG. United Kingdom

3.	The undersigned hereby acknowledges that it will deliver to the
Company all such additional completed forms in respect of the Subscriber's purchase of Securities as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

                             Citywide Management Ltd
                             (Name of Subscriber - Please type or print)

                             Director
                             (Signature and, if applicable, Office)

                             556 Hunkins Waterfront Plaza, Nevis, West Indies. (Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Securities is hereby accepted by
ATLANTIC SECURITY INC.

DATED at ___________________________________________, the _________
day of ___________________, 2001.



ATLANTIC SECURITY INC.


Per:	________________________________
	Authorized Signatory

EXHIBIT B
---------

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF ARE SUBJECT TO A HOLD PERIOD.

WARRANT CERTIFICATE

WARRANT FOR PURCHASE OF COMMON SHARES

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE LIMITS HEREIN PROVIDED

THIS WARRANT IS NOT TRANSFERABLE

                            ATLANTIC SECURITY INC.

           (Incorporated under the laws of the sate of Florida)

WARRANT CERTIFICATE NO. _____	1,000,000	 WARRANTS

Each such warrant entitling
the holder to purchase one
(1) Common Share at the
Exercise Price of (i)
US$____ per Common Share,
being the lesser of the
initial closing price or
70% (seventy percent)of the
average 10 (ten) day
closing bid price as
reported by Bloomberg  for
the ten trading days
immediately preceding the
exercise day. at  or before
5:00 p.m. (EST) on June 30,
2006.

DATE OF ISSUANCE:  _______, 2005

THIS IS TO CERTIFY THAT Citywide Management Ltd (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 5:00 p.m. (EST) on June 30, 2006 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of Atlantic Security Inc. ("the Company") as set forth above.

The Warrants are governed by the Terms and Conditions attached.

Any Common Shares issuable on exercise of the Warrants represented by this Certificate will contain the following legends:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS
WARRANT:


ARTICLE 1

INTERPRETATION

1.1		Definitions

	In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	"Common Shares" means the common shares in the capital of
the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the Common Shares;

(b)	"Company" means Atlantic Security Inc. or its successor
corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(c)	"Company's Auditors" means an independent firm of
accountants duly appointed as Auditors of the Company;

(d)	"herein", "hereby" and similar expressions refer to these
Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified
Article or Section of these Terms and Conditions;

(e)	"person" means an individual, corporation, partnership,
trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	"Warrant Holders" or "Holders" means the holders of the
Warrants; and

(g)	"Warrants" mean share purchase warrants issued by the
Company.

1.2		Gender

		Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3		Interpretation Not Affected by Headings

		The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4		Applicable Law

		The Warrants will be construed in accordance with the laws of__________________________________.

ARTICLE 2

ISSUE OF ADDITIONAL WARRANTS

2.1		Additional Warrants

		The Company may at any time and from time to time issue additional warrants or grant options or similar rights to acquire or purchase Common Shares.

2.2		Issue in Substitution for Lost Warrants

(a)	In case a Warrant becomes mutilated, lost, destroyed or
stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated
Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)	The applicant for the issue of a new Warrant pursuant
hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3		Warrant Holder Not a Shareholder

		A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.

ARTICLE 3

NOTICE

3.1		Notice to Warrant Holders

		Any notice to be given to the Holders will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof or on the date of successful facsimile transmission or email. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2		Notice to the Company

		Any notice to be given to the Company may be delivered personally, or sent by facsimile or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication shall be deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as follows:


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		Atlantic Security Inc.
		________________
		________________

		Attention: The President
		Facsimile No.: __________________
ARTICLE 4

EXERCISE OF WARRANTS

4.1		Method of Exercise of Warrants

		The right to acquire Common Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering the Warrant Certificate representing same, together with a duly completed and executed Exercise Form in the form attached hereto and a bank draft or certified cheque payable to the Company at its principal office in the_______________________________, for the purchase price applicable at the time of exercise in respect of the number of Warrants exercised.

4.2		Effect of Exercise of Warrants

(c)	Upon surrender and payment as aforesaid the Common Shares
so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Common Shares on the date of such surrender.

(d)	Within ten (10) business days after surrender as aforesaid,
the Company will forthwith cause to be delivered to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrant Holder is entitled to acquire pursuant to the Warrant surrendered.

4.3		Subscription for Less Than Entitlement

		The holder of any Warrant may subscribe for and acquire a number of Common Shares, less than the number which he is entitled to acquire pursuant to the surrendered Warrant. In the event of any acquisition of a number of Common Shares less than the number which can be acquired pursuant to a Warrant, the holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Common Shares which he was entitled to acquire pursuant to the surrendered Warrant and which were not then acquired.

4.4		Warrants for Fractions of Shares

		To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to receive a whole number of such Common Shares.

4.5		Expiration of Warrants

		After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.


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4.6		Time of Essence

		Time will be of the essence hereof.

4.7		Adjustments

		The number of Common Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(e)	if and whenever the Common Shares at any time outstanding
are subdivided into a greater or consolidated into a lesser number of Common Shares the number of Common Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(f)	(i) in case of any capital reorganization or of any
reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to acquire the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

(ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article 4 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

(iii) the subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this
Section 4.7(f);

(g)	the adjustments provided for in this Section 4.7 are
cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.8		Determination of Adjustments

		If any questions will at any time arise with respect to any adjustment provided for in Section 4.7, such question will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, , that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

ARTICLE 5

COVENANTS BY THE COMPANY

5.1		Reservation of Shares

		The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Common Shares which they are or may be entitled to acquire pursuant thereto and hereto.

5.2		Company may Purchase

		The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

ARTICLE 6

WAIVER OF CERTAIN RIGHTS

6.1		Immunity of Shareholders, Etc.

		The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Common Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

ARTICLE 7

MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1		Modification of Terms and Conditions for Certain Purposes

		From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.





7.2		Transferability

		The Warrant and all rights attached to it are not transferable or assignable.

IN WITNESS WHEREOF ATLANTIC SECURITY INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

SIGNED BY:

ATLANTIC SECURITY INC.

Per:	______________________________
	Authorized Signatory

Per:	______________________________
	Authorized Signatory


Date:	______________________________

EXERCISE FORM

TO:	Atlantic Security Inc.

The undersigned holder of Warrants hereby exercises the right to acquire _____________ Common Shares without nominal or par value of Atlantic Security Inc. (the "Company") (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions set forth in the Warrant Certificate) according to the terms set forth in the Warrant Certificate.

Such securities or property are to be issued as follows:

Name:
	____________________________________________________________

Address in Full:
	____________________________________________________________


	____________________________________________________________

The undersigned acknowledges that the certificates representing the Common Shares issuable hereunder shall bear such legends as may be required under applicable securities law.


DATED this ______ day of ______________________, _____.


	Signature


	(Print full name)


	(Print full address)



Instructions:
The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering this Warrant Certificate and providing payment by bank draft, money order or certified check to the Company at its principal office in_____________________. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m. (EST) on the Expiry Date



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